                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K


                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 JULY 22, 1998



                            ATMOS ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



TEXAS AND VIRGINIA                                        75-1743247
---------------------------------                     -------------------
(State or Other Jurisdiction                           (I.R.S. Employer
of Incorporation or                                    Identification No.)
Organization)

1800 THREE LINCOLN CENTRE, 5430
LBJ FREEWAY, DALLAS, TEXAS                                  75240
-------------------------------                         ---------------
(Address of Principal Executive                           (Zip Code)
Offices)


               Registrant's Telephone Number, Including Area Code
                                 (972) 934-9227
                                ----------------


          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On July 22, 1998, Atmos Energy Corporation ("Registrant") and Merrill Lynch & Co., on behalf of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nationsbanc Montgomery Securities LLC and Edward D. Jones & Co., L.P. (collectively the "Underwriters"), executed that certain Purchase Agreement in connection with the sale by Registrant to the Underwriters of a total of $150,000,000 of the Company's debentures, a copy of which is attached hereto as
Exhibit 99.1.


         On July 27, 1998, Registrant executed that certain global debenture certificate representing a total of $150,000,000 in 6 3/4% debentures due July 15, 2028, a copy of which is attached hereto as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits

                          99.1    Purchase Agreement dated July 22, 1998.
                          99.2    Debenture Certificate dated July 27, 1998.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ATMOS ENERGY CORPORATION
                                               (Registrant)



DATE:  July 29,1998                       By:  /s/ David L. Bickerstaff
                                               ---------------------------------
                                                   David L. Bickerstaff
                                                   Vice President and Controller
                                                   (Chief Accounting Officer)

                                 EXHIBIT INDEX



Item Number                    Description                        Page
-----------                    -----------                        ----
    99.1           Purchase Agreement dated July 22, 1998
    99.2           Debenture certificate dated July 27, 1998